Exhibit 10.5(b)
                                 ---------------

                          CONTINUING GUARANTY & WAIVER

Reference is made to the Security Agreement (herein "AGREEMENT") dated APRIL 17, 1997 and entered into between AMERICAN FIRE RETARDANT CORPORATION (herein "COMPANY") and PRIVATE CAPITAL, INCORPORATED (herein PURCHASER)

For valuable consideration and to induce PURCHASER to enter into AGREEMENT, the undersigned agree as follows:

     1.  GUARANTY  OF  OBLIGATION:  The  undersigned,   jointly  and  severally,
unconditionally guaranty to PURCHASER full payment and prompt and faithful performance by the company of all its present and future indebtness and obligations to PURCHASER which may arise pursuant to AGREEMENT. The words "indebtedness" and "obligations" are used herein their most comprehensive sense and include any and all advances, debts, obligations, and liabilities of the Company heretofore, whether due or not due, absolute or contingent, liquidated or unliquidated, determined, or undetermined, and whether the Company any be liable individually or jointly with others, or whether recovery may be or hereafter become barred by any statue of limitations or otherwise become unenforceable. Said indebtedness and obligations guaranteed hereunder shall be collectively referred to herein as "Obligations".

     2. RIGHTS ARE INDEPENDENT: The Obligations of the undersigned are independent of the obligations of the Company under AGREEMENT, or separate action or actions may be brought and prosecuted by PURCHASER against the undersigned whether or not an action is brought against the Company or whether the Company is joined in any such action or actions.

     3. WAIVER OF DEFENSE: The undersigned waive any right to require PURCHASER to proceed against the Company, the account-debtor or customer of the Company, or any other person, or proceed against or exhaust any security, or pursue any other remedy in PURCHASER'S power.

     4. CONTINUING GUARANTY: It is the intention of the undersigned that this Agreement shall constitute a continuing guaranty of the Obligations of the Company under AGREEMENT and addendums or modifications thereto.

     5. DEFAULT:  Any one or more or the following shall be a default hereunder:


     (a) any default in payment or performance of any instrument, or of the Obligations hereby guaranteed: or (b) any warranty, representation, statement, or report made or delivered to PURCHASER by or on behalf of the Company, or the undersigned, is incorrect, false, untrue or misleading when given in any material respect whatever: or (c) there shall occur the dissolution of the Company of the transfer, hypothecation or liquidation of all or substantially

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all of the Company's assets: or (d) the undersigned shall sell, transfer, convey or in any manner alienate its interest in the Company. In the event of any of the foregoing, the obligations hereby guaranteed shall become, for the purpose of the Agreement, due and payable by the undersigned forthwith without demand or notice.

     6. AUTHORITY OF OFFICERS: It is not necessary for PURCHASER co inquire into the powers of the Company or the officers, directors, agents, acting or purporting to act in its behalf and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     7. PARTNERSHIP OF ASSOCIATION: When the Company is a partnership or other association, the Agreement is to extend to the person or persons for the time being and from time to time carrying on the business now conducted by the Company, notwithstanding any change or changes in the name, structure and/or membership of the Company.

     8. FINANCIAL CONDITION OF COMPANY: The undersigned represent to PURCHASER that they are now and will be completely familiar with the business, waive and relinquish any duty on the part of PURCHASER to disclose any matter, fact or thing relating to the business, operation or financial condition of the Company now known or hereafter known by PURCHASER.

     9. GUARANTOR'S DIRECT BENEFIT: The undersigned hereby represent and warrant that it is in the undersigned's direct interest to assist the Company because of the undersigned's position(s) and in economic relation(s) with the Company.

     10. ATTORNEY'S FEES: Whether or not suit be instituted, the undersigned agree to pay reasonable attorney's fees and all other costs and expenses incurred by PURCHASER in enforcing this Agreement and in any action or proceedings arising out of or relating to this Agreement.

     11. SUCCESSORS AND ASSIGNS: This Agreement shall bind the successors and assigns of the undersigned and shall inure to PURCHASER'S successors and assigns.

     12. GOVERNING LAW: This Agreement shall be governed by, and construed in accordance with the laws of the state of

     13. SEVERABILITY; In case any right of PURCHASER herein shall be held to be
invalid,   illegal,  or  unenforceable,   such  invalidity,   illegality  and/or
unenforceability, shall not affect any other right granted hereby.

     14. JOINT AND SEVERAL: All of the obligations of the undersigned hereunder shall be joint and several.

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     Executed on this 13th day of July 1998 at ____ (city), ____ (state)


/s/  Angela M. Raidl
---------------------------------
Angela M. Raidl
1951 Tavern Rd.
Alpine, CA  91901

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